                                                             Exhibit 10.43

               SUPPLEMENT NO. 2 dated as of June 3, 1998, to the PLEDGE AGREEMENT dated as of June 23, 1997, among ROLLER BEARING COMPANY OF AMERICA, INC., a Delaware corporation (the "Borrower"), each subsidiary of the Borrower listed on Schedule I thereto (each such subsidiary individually a "Subsidiary Pledgor" and collectively, the "Subsidiary Pledgors"; the Borrower and Subsidiary Pledgors are referred to collectively herein as the "Pledgors") and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch, as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below)

      A. Reference is made to (a) the Credit Agreement dated as of June 23, 1997, as amended by Amendment No. 1 dated as of April 15,1988 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the lenders from time to time party thereto (the "Lenders"), Credit Suisse First Boston, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), Collateral Agent, and issuing bank (in such capacity, the "Issuing Bank"), and (b) the Guarantee Agreement dated as of June 23, 1997 (as amended, supplemented or otherwise modified from time to time, the "Guarantee Agreement") among the Pledgors and the Collateral Agent.

      B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

      C. The Pledgors have entered into the Pledge Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Pursuant to Section 5.11 of the Credit Agreement, each Subsidiary of the Borrower that was not in existence or not a Subsidiary on the date of the Credit Agreement is required to enter into the Pledge Agreement as a Subsidiary Pledgor upon becoming a Subsidiary if such Subsidiary owns or possesses property of a type that would be considered Collateral under the Pledge Agreement. Section 24 of the Pledge Agreement provides that such Subsidiaries may become Subsidiary Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Pledgor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Pledgor under the Pledge Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

      Accordingly, the Collateral Agent and the New Pledgor agree as follows:

      SECTION 1. In accordance with Section 24 of the Pledge Agreement, the New Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and the New Pledgor hereby agrees (a) to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Pledgor, as security for the payment and performance in full of the Obligations (as defined in the Pledge Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Pledgor's right, title and interest in and to the Collateral (as defined in the Pledge Agreement) of the New Pledgor. Each reference to a "Subsidiary Pledgor" or a "Pledgor" in the Pledge Agreement shall be deemed to include the New Pledgor. The Pledge Agreement is hereby incorporated herein by reference.

      SECTION 2. The New Pledgor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

      SECTION 3. This supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effect as delivery of a manually signed counterpart of this Supplement.

      SECTION 4. The New Pledgor hereby represents and warrants that set forth on Schedule I attached hereto is a true and correct schedule of all its Pledged Securities.

      SECTION 5. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

      SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 15 of the Pledge Agreement. All communications and notices hereunder to the New Pledgor shall be given to it in care of the Borrower.

      SECTION 9. The New Pledgor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

      IN WITNESS WHEREOF, the New Pledgor and the Collateral Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.


                                 MILLER ACQUISITION CORP.,

                                   by /s/ Michael S. Gostomski
                                      -----------------------------------
                                      Name:  Michael S. Gostomski
                                      Title: Executive Vice President
                                             c/o Roller Bearing Company of
                                                 America, Inc.
                                                 60 Round Hill Road
                                                 Fairfield, CT 06430



                                 CREDIT SUISSE FIRST BOSTON, as
                                   Collateral Agent,

                                   by /s/ David W. Kratovil
                                      -----------------------------------
                                      Name:  David W. Kratovil
                                      Title: Director

                                   by /s/ Joel Glodowski
                                      -----------------------------------
                                      Name:  Joel Glodowski
                                      Title: Managing Director

                                                                  Schedule 1 to
                                                               Supplement No. 2
                                                        to the Pledge Agreement




                        Pledged Securities of the New Pledgor
                        -------------------------------------

                                CAPITAL STOCK




            Number of     Registered   Number and        Percentage of
Issuer      Certificate   Owner        Class of Shares   Shares
------      -----------   ----------   ---------------   -------------
None



                               DEBT SECURITIES




                      Principal
Issuer                 Amount       Date of Note         Maturity date
------               -----------    ------------        ---------------
None
